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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): March 8, 2006



                         DIGITAL LIFESTYLES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                     000-27828                13-3779546
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


                             727 BREA CANYON ROAD #6
                            WALNUT, CALIFORNIA 91789
          (Address of Principal Executive Offices, Including Zip Code)

                                 (909) 869-0595
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________

             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2005, on September 9, 2005, Digital Lifestyles Group, Inc., a Delaware corporation (the "COMPANY") entered into a non-binding letter of intent to enter into a merger agreement with Protron Digital Corporation, a California Corporation ("PROTRON").

     On March 8, 2006, the Company, Protron, Protron Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("MERGER SUB"), Leo Chen and Alex Chung entered into a definitive Merger Agreement (the "MERGER AGREEMENT").

     The Company, which currently has no operations, is engaged in a plan for restructuring its debt obligations and becoming current with its filing with the Securities and Exchange Commission (the "SEC"). Due to economic and other factors, including management turnover, the most recent audited financial statements the Company filed were for the fiscal quarter ended September 30, 2004, filed with the SEC on November 15, 2004.

     Protron is a privately held company headquartered in Ontario, California. Leo Chen, one of the principal owners of Protron, is a member of the board of directors of the Company.

     The terms of the Merger Agreement have been approved by the board of directors of each of the boards of directors of the Company and Protron, as well as the shareholders of Protron. Under the terms of and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Protron, with Protron continuing as the surviving entity as a wholly-owned subsidiary of the Company (the "MERGER"). At the effective time of the Merger, the Company will issue 74,353,942 shares of its common stock to the stockholders of Protron, representing 70% of the issued and outstanding shares of the Company. Upon the closing of the Merger, the stockholders of Protron will acquire voting control of the Company.

     The consummation of the Merger is subject to customary closing conditions, including, among others: (i) the approval of the Merger Agreement and the Merger by our stockholders; (ii) the Company having filed all reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); (iii) receipt of all applicable regulatory approvals; (iv) the absence of any government action prohibiting consummation of the Merger; and (v) neither the Company nor Protron having suffered any material adverse effect. The terms of the Merger Agreement require that all conditions to closing be satisfied and the Merger completed by December 31, 2006. There can be no assurance that the transaction described above will be completed.

     A copy of the press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

     The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

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     In addition, the foregoing description of the Merger Agreement and the
Merger is not in any way intended to be a proxy solicitation pursuant to Rule 14a-12 under the Exchange Act. A proxy statement expressing the Company's position regarding the Merger Agreement and the Merger will be forthcoming to its stockholders in accordance with Rule 14-a(3) under the Exchange Act.

     The attached Merger Agreement is not in any way intended as a document for investors to obtain factual information about our current state of affairs. Such information can be found in our reports filed with the Securities and Exchange Commission pursuant to the Exchange Act. The Merger Agreement contains representations and warranties made by the Company and Protron. The assertions embodied in these representations and warranties are qualified by information in confidential disclosure schedules (the "DISCLOSURE SCHEDULES") that the Company delivered to Protron and that Protron delivered to the Company in connection with signing the Merger Agreement. These Disclosure Schedules contain information that modifies, qualifies and creates exception to the representations and warranties set forth in the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the parties where the parties do not have complete knowledge of all facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts of our or Protron's condition, since they may be modified in important part by information disclosed in the Disclosure Schedules.

FORWARD-LOOKING STATEMENTS

     Information set forth in this Current Report on Form 8-K contain forward-looking statements, including statements containing the words "believe," "estimate," "project," "expect" or similar expressions, and statements such as those related to the ability of the Company to continue to work with existing creditors to resolve currently outstanding liabilities and extensions of time in the future, compliance with the terms and conditions of its previous agreements, and its ability to complete the merger transaction, audit work and necessary filings with the SEC. These statements are made within the meaning of Section 27A of the Securities Act of 1933, as amended, and the provisions of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are based upon information available to the Company on the date of this Current Report on Form 8-K. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if the Company does not receive the required stockholder approvals or is unable to file its reports required by the Exchange Act or either party fails to satisfy other conditions to closing, the Merger will not be consummated. In addition, the combined companies may not realize all or any of the expected benefits of the Merger. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: global capital market activities, fluctuations in interest rates and currency values, the effects of war or terrorist activities, the effects of disruptions to public infrastructure, such as transportation or communications, industry and worldwide economic and political conditions, regulatory and statutory developments, the effects of competition in the geographic and business areas in which the companies operate, the actions of management and technological changes. Actual results may differ materially from those contained in the forward-looking statements in

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this Current Report on Form 8-K. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements.

     Additional factors that may affect future results are contained our filings with the SEC, which are available at the SEC's website www.sec.gov. We disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

10.1 Merger Agreement, dated March 8, 2006, by and among Digital Lifestyles Group, Inc., Protron Acquisition, Inc.,
                  Protron Digital Corporation, Leo Chen and Alex Chung.

99.1              Press Release issued by Digital Lifestyles Group, Inc., on
                  March 9, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



March 9, 2006                Digital Lifestyles Group, Inc.



                             By:    /s/ Andy Teng
                                   --------------------------------------
                             Name:  Andy Teng
                             Its:   Chief Executive Officer and Director


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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

10.1 Merger Agreement, dated March 8, 2006, by and among Digital Lifestyles Group, Inc., Protron Acquisition, Inc.,
                  Protron Digital Corporation, Leo Chen and Alex Chung.

99.1              Press Release issued by Digital Lifestyles Group, Inc., on
                  March 9, 2006.